Filed pursuant to Rule 497(a)

File No. 333-205540

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Priced: Eagle Point Credit Company (ECC) Notes Offering

Issuer:	Eagle Point Credit Company Inc. (ECC)
Offering Type:	Unsecured Notes due 12/31/2020
Format:	SEC Registered
Listing:	Expect NYSE “ECCZ”
Size:	$25mm
Par:	$25.00
Coupon Type:	Fixed, Qtly commencing 03/31/16
Coupon:	7.00%
Optional Redemption:	12/31/17 in whole or in part and anytime thereafter
Other Redemption:	Failure to maintain asset coverage
Expected Ratings:	Egan-Jones A-, Moody's/S&P NR/NR
Use of Proceeds:	To acquire investments and for general working capital purposes
QDI/DRD:	N/N
Public Offering Px:	$25.00
Selling Concession:	$0.50 ($24.50 to dealers)
Settlement:	12/4/2015
CUSIP/ISIN:	269809208/US2698092085
Sole Bookrunning Mgr	Incapital
TRACE Time/DTC:	12/1/15 16:30 EST P1 INCP/0235

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors should consider the Issuer’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus supplement dated November 30, 2015 and the accompanying prospectus dated November 25, 2015, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Issuer and the Notes and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell securities and are not soliciting offers to buy securities in any jurisdiction where such offer or sale is not permitted or would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Incapital LLC at, Attention: DCM Prospectus Department, 200 S. Wacker Drive, Suite 3700, Chicago, Illinois 60606, by calling 1 (800) 327-1546, or by sending an e-mail to prospectus_requests@incapital.com; copies may also be obtained by visiting EDGAR on the SEC website at http://www.sec.gov.